UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                  Date of Report:  April 22, 2003
        (Date of Earliest Event Reported:  April 22, 2003)

                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)

                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code (713) 420-2600


Item 5.  Other Events
         -------------
      On April 22, 2003, we presented slides on the progress of our operational and financial plan at investor meetings. A copy of our slide presentation is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, ProForma Financial Information and
         Exhibits
         ---------------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    ------------
                  99.1     Slide Presentation for Investor
                           Meetings, dated April 22, 2003.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:  /s/ Jeffrey I. Beason
                                 ------------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  April 22, 2003



                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------

      99.1 Slide Presentation for Investor Meetings, dated April 22, 2003